UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 13, 2005


                           SOUTHWEST COMMUNITY BANCORP

             Incorporated Under the Laws of the State of California


     000-50545                                            30-0136231
Commission File Number                      I.R.S Employer Identification Number

                               5810 El Camino Real
                           Carlsbad, California 92008
                            Telephone: (760) 918-2616


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 8.01. Other Events

     On June 13, 2005, Southwest Community Bancorp issued a press release to announce that its application for listing on the NASDAQ SmallCap Market had been approved. The company's common stock, which currently trades on the OTC Bulletin Board under the trading symbol SWCB, will commence trading on the NASDAQ SmallCap Market on Tuesday, June 14, 2005 under the trading symbol SWCB

Item 9.01. Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

     Not Applicable.

(b)  Pro Forma Financial Information

     Not Applicable.

(c)  List of Exhibits

99.1 Press Release of Southwest Community Bancorp dated June 13, 2005, announcing approval of its application for listing on the NASDAQ SmallCap Market had been approved and that trading would commence on June 14, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    SOUTHWEST COMMUNITY BANCORP


DATE: June 13, 2005                                 By: /s/ Frank J. Mercardante
                                                        ------------------------
                                                        Frank J. Mercardante
                                                        Chief Executive Officer